EXHIBIT 10.51


                          CAPITAL ACCUMULATION PLAN OF
                               LEVI STRAUSS & CO.

                                   AMENDMENTS


         WHEREAS, LEVI STRAUSS & CO. (the "Company") maintains the Capital Accumulation Plan of Levi Strauss & Co. (the "Plan"); and

         WHEREAS, the Plan provides that the Company may amend the Plan at any time and for any reason, in whole or in part; and

         WHEREAS, the Company desires to amend the Plan to permit participants in the Employee Investment Plan of Levi Strauss & Co. (the "EIP"), who receive their AIP bonus in the same pay period in which they contribute the maximum amount of pre-tax contributions to the EIP, to make a one-time "make-up" contribution to the Plan effective as of January 1, 2001; and

         WHEREAS, by resolutions duly adopted on June 22, 2000, the Board of Directors of LS&CO. authorized Philip A. Marineau, President and Chief Executive Officer, to take certain actions with respect to the Plan and to further delegate the authority to take certain actions with respect to the Plan; and

         WHEREAS, on June 22, 2000, Philip A. Marineau delegated to any Senior Vice President, Human Resources, including Fred D. Paulenich, Senior Vice President of Worldwide Human Resources, the authority to take certain actions with respect to the Plan and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendments herein are within the delegated authority of Fred D. Paulenich;

         NOW THEREFORE, effective as of January 1, 2001, the Plan is hereby amended and restated, in its entirety, as set forth in the Exhibit attached hereto.

                                      * * *

         IN WITNESS WHEREOF, LS&CO. has caused this instrument to be executed by its duly authorized officer this _______ day of ________________, 2001.


                              LEVI STRAUSS & CO.



                              ____________________________________
                              Fred D. Paulenich
                              Senior Vice President of Worldwide Human Resources